                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           Northway Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

--------------------------------------------------------------------------------

 [logo]
NORTHWAY
---------                  NORTHWAY FINANCIAL, INC.
FINANCIAL

                                                                 April 18, 2005

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Northway Financial, Inc., to be held on Tuesday, May 31, 2005 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581.

         At the annual meeting you will be asked to consider and act upon the following:

         (1) to elect three (3) class II directors to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

         (2) to transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

         I, along with the other members of the Board of Directors, look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. YOU ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

         This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend.

                                            Very truly yours,

                                        /s/ William J. Woodward

                                            William J. Woodward
                                            Chairman of the Board



       9 Main Street, Berlin, New Hampshire 03570/Telephone 603-752-1171

 [logo]
NORTHWAY
---------
FINANCIAL

                            NORTHWAY FINANCIAL, INC.
                                 9 MAIN STREET
                          BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, MAY 31, 2005

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Northway Financial, Inc. will be held on Tuesday, May 31, 2005 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581 for the following purposes:

         (1) To elect three (3) class II directors to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

         (2) To transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

        The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 01, 2005 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                            By Order of the Board of Directors

                                        /s/ Joseph N. Rozek

                                            Joseph N. Rozek
                                            Secretary

Berlin, New Hampshire
April 18, 2005

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 31, 2005

      This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northway Financial, Inc., a New Hampshire corporation (the "Company"), for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 31, 2005, at The Town and County Motor Inn, Route 2, Shelburne, New Hampshire 03581 and at any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were mailed on or about April 18, 2005 to stockholders of record at the close of business on April 01, 2005 in connection with the solicitation.

         At the close of business on April 01, 2005, there were outstanding and entitled to vote 1,507,574 shares of the Company's common stock, par value of $1.00 per share.

         Each stockholder is entitled to one vote per share upon each matter submitted at the Meeting. Only stockholders of record at the close of business on April 01, 2005 shall be entitled to vote at the Meeting.

         The proxies of holders of common stock are being solicited by the Board of Directors. Stockholders are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed in the proxy. IF A PROXY IS SUBMITTED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

         A person giving the enclosed proxy may revoke it by filing an instrument of revocation with Joseph N. Rozek, Secretary, Northway Financial, Inc., 9 Main Street, Berlin, New Hampshire 03570. Any such person may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Meeting in person, notifying the Secretary, and voting by ballot at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Secretary) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

         The Company will bear the cost of soliciting proxies from the stockholders, including mailing costs, and will pay all printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers, and certain employees of the Company, and by personal interviews, telephone and facsimile. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of its common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The presence in person or by proxy of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting is required to constitute a quorum. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter and with respect to which the broker or other nominee does not have discretionary voting power.

         The Company is a New Hampshire corporation and the parent of The Berlin City Bank, a New Hampshire-chartered bank based in Berlin, New Hampshire ("BCB"), The Pemigewasset National Bank of Plymouth, New Hampshire, a national bank based in Plymouth, New Hampshire ("PNB"), Northway Capital Trust I ("NCT I"), a Delaware statutory business trust, and Northway Capital Trust II ("NCT II"), a Delaware statutory business trust.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The Company's Board of Directors is currently composed of nine members. The Company's Amended and Restated Articles of Incorporation provide that directors are to be divided into three classes, with all classes as nearly equal as possible in size. Each director is elected for a three-year term and the terms are staggered so that only one class is elected by the stockholders annually.

         At the Meeting, three directors will be elected to serve for a three-year term until the 2008 Annual Meeting, and until their successors are duly elected and qualified. The Board of Directors has nominated for election Stephen G. Boucher, Barry J. Kelley, and Randall G. Labnon, all of whom are current members of the Board of Directors. It is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote for the election of the foregoing nominees unless instructed to the contrary. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason any of the nominees named above should not be available or able to serve, the proxies may exercise discretionary authority to vote for one or more substitutes as the Board of Directors may recommend. In the alternative, the Board of Directors may, if permitted by law and the Amended and Restated Articles of Incorporation and Bylaws, amend the Bylaws if necessary and reduce the size of the Board to eliminate the resulting vacancy. The affirmative vote of a plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will not be counted as "votes cast" for purposes of electing directors and, therefore, will not affect the election of the directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following table sets forth the name and age, other positions held with the Company, term of office and period served, business experience, and certain other information, as of April 01, 2005, with respect to each nominee and each director continuing in office. The information was provided by the persons named.

                                                                                Shares of
                                                                                Common Stock        Percent
                                                                Term            Beneficially        of Common
Name and Business Experience                      Director      To              Owned at            Stock
for Past Five Years                     Age       Since         Expire          Apr. 01, 2005(1)    Ownership(1)
---------------------------------------------------------------------------------------------------------------
                                              NOMINEES OF THE BOARD
Boucher, Stephen G.                     58        1999          2008                 250              ****
   Chief Executive Officer and
   Chairman of the Board, Airmar
   Technology Corp.;

Kelley, Barry J.                        55        1997          2008              42,439 (2)          2.82%
   President, White
   Mountain Lumber, Co.

Labnon, Randall, G.                     51        1997          2008               3,072              ****
   General Manager, Town &
   Country Motor Inn

                                         DIRECTORS CONTINUING IN OFFICE

Anderson, Frederick C.                  53        2002          2006               1,145 (3)          ****
   President and CEO, NH
   Electric Cooperative, Inc.

Ward, Brien L.                          52        2002          2006                 167 (4)          ****
   Attorney

Adams, Fletcher W.                      68        1997          2007              54,500 (5)          3.62%
   Vice-Chairman of the Board,
   Northway Financial, Inc.;
   Chairman of the Board, The
   Pemigewasset National Bank
   of Plymouth, New Hampshire

Hanson, Jr., Arnold P.                  55        1997          2007              19,312 (6)          1.28%
   President, Isaacson
   Structural Steel, Inc.

                                         DIRECTORS CONTINUING IN OFFICE

Noyes, John H.                          58        1997          2007              22,708 (7)          1.51%
   President, Noyes Insurance
   Agency, Inc.; President,
   Central Square Insurance, Inc.

Woodward, William J.                    59        1997          2007              89,088              5.91%
    Chairman of the Board,
    President, Chief Executive
    Officer, Northway Financial,
    Inc. and The Berlin City Bank;
    Chief Executive Officer and
    President, The Pemigewasset
    National Bank of Plymouth,
    New Hampshire

-------------------
**** Owns less than 1% of the Company's outstanding common stock.
 (1) Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Woodward (7,500 prior to June 15, 2009 and 8,500 prior to October 17, 2010) and Mr. Adams (3,500 prior to June 15, 2009).
 (2) Includes 33,246 shares owned jointly with spouse and 3,135 shares owned by spouse for which Mr. Kelley may be deemed the beneficial owner.
 (3) Includes 104 shares owned jointly with son. (4) Shares owned jointly with spouse.
 (5) Includes 51,000 shares held in trust for which Mr. Adams serves as trustee.
 (6) Includes 19,000 shares held in a trust for which Mr. Hanson serves as trustee and 312 shares owned jointly with spouse.
 (7) Includes 12,185 shares held in a trust for which Mr. Noyes serves as trustee and 10,523 shares held in a trust for which Mr. Noyes has Power of Attorney.

         The Board of Directors has determined that the following directors:
Fletcher W. Adams, Arnold P. Hanson, Jr., John H. Noyes, Stephen G. Boucher, Barry J. Kelley, Randall G. Labnon, Frederick C. Anderson, and Brien L. Ward, who comprise a majority of the Board of Directors, are "independent" under the Nasdaq Stock Market rules.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held thirteen (13) meetings during the calendar year ended December 31, 2004. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he was a member in 2004. Mr. John D. Morris, who was a director until his death in March 2005, did not meet the threshold due to illness.

     The Company does not require Directors to attend the annual meeting of stockholders. The Company does, however, schedule a meeting of its Board of Directors on the same day as the annual meeting of stockholders to facilitate each Director's attendance at the annual meeting of stockholders. Nine of the ten members of the Company's Board of Directors attended the Company's annual meeting of stockholders held May 25, 2004.

     Directors of the Company are paid an annual retainer fee of $11,000 for service on the Board. In addition, the Chairperson of the Audit and Compliance Committee and the Chairperson of the Human Resources, Compensation and Nominating Committee are paid an annual retainer fee of $8,500. Committee members, including the Chairperson, are paid $600 for each Committee meeting attended. Directors who also serve on the Executive Committee receive an additional annual fee of $12,000. The Vice Chairman of the Board, Mr. Adams, receives an annual fee of $32,000.

     The following sets forth the current members of each of the standing committees of the Board of Directors together with a brief description of the function of each such committee.

                         EXECUTIVE/INVESTMENT COMMITTEE

MEMBERS:       William J. Woodward, Chairman; Fletcher W. Adams, and John H.
               Noyes

FUNCTION:      The Executive/Investment Committee generally has the authority to exercise the power of the full Board during intervals between meetings of the Board.
NUMBER OF      This Committee meets on a bi-weekly basis.
MEETINGS:


                      AUDIT AND COMPLIANCE COMMITTEE

MEMBERS: Arnold P. Hanson, Jr., Chairman; Frederick C. Anderson; Barry J. Kelley and Brien L. Ward.

FUNCTION:      This Committee oversees the activities of the Company's
               Internal Auditor, its independent certified public accounting firm, and activities of other accounting firms used on a project basis. This Committee also reviews the results of each regulatory examination. The Committee also provides oversight for all compliance and loan review activities of the Company, including those of the Corporate Compliance Officer. The Audit and Compliance Committee operates under a written charter adopted February 24, 2004 by the Board of Directors of the Company.

               The Board of Directors has determined that no member of the Audit and Compliance Committee meets the specific qualifications of an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The Board believes that, taking into account the relative breadth and complexity of the Company's financial statements, the current members of the Audit and Compliance Committee possess the requisite level of financial expertise to perform their responsibilities effectively.

NUMBER OF
MEETINGS:      This Committee met nine (9) times during the 2004 fiscal year.

             HUMAN RESOURCES, COMPENSATION AND NOMINATING COMMITTEE

MEMBERS: Stephen G. Boucher, Chairman; Fletcher W. Adams; Randall G. Labnon; and John H. Noyes.

FUNCTION:      This Committee conducts annual and periodic reviews of director, officer, and employee compensation in order to ensure that the Company has the programs necessary to attract and retain competent professionals at all levels. The Human Resources, Compensation and Nominating Committee does not currently have a written charter.

               Further, this Committee selects nominees for election as directors of the Company. This Committee nominated the persons standing for election at the 2005 Annual Meeting.

               Historically, the Company has not received any proposals from stockholders recommending director candidates to be nominated for membership on the Board of the Company. Consequently, the Board of Directors has not viewed the development of a formal policy regarding the consideration of any director candidates recommended by stockholders to be necessary, and this Committee does not have such a formal policy. A stockholder wishing to nominate a director separately from the slate of directors nominated by the Company should follow the procedures described in this proxy statement under the heading "Stockholder Proposals."

               The Board of Directors has adopted, based on this Committee's recommendations, certain guidelines regarding "Director Role and Qualifications," that must be met by an individual in order to be considered for nomination by this Committee to the Company's Board of Directors. In addition to possessing strong personal qualifications such as, good character, sound judgment, diligence, and ability to think critically and strategically, this Committee considers a broad range of other factors in evaluating potential candidates for the Company's Board of Directors. These factors include, without limitation, specialized skills, knowledge, expertise, business contacts and relationships, and the ability to commit appropriate time to the duties of a director. The perceived needs of the overall Board of Directors are also considered.

NUMBER OF
MEETINGS:      This Committee met six (6) times during the 2004 fiscal year.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders wishing to communicate with the Company's Board of Directors should address their inquiries to the Company's Chief Financial Officer by mail sent to the Company's main address at 9 Main Street, Berlin, New Hampshire 03570. The mailing envelope should contain a clear notification indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual Directors. All communications will be reviewed by the Company's Chief Executive Officer who will determine whether the communication will be relayed to the Board. Except for resumes, sales and marketing communications, or notices regarding seminars or conferences, summaries of all shareholder communications will be provided to the Board.

EXECUTIVE OFFICERS

The following sets forth information regarding the executive and key officers of the Company and/or its subsidiaries, the position or office held by each of them, and the date from which they have continually served as executive officers. Pursuant to the by-laws of the Company, the President and Senior Vice Presidents of the Company hold office until the first meeting of the Directors following the next annual meeting of stockholders, or any special meeting held in lieu thereof. Other officers shall hold office for the same term as described above, unless a shorter term is specified in the vote electing or appointing them.
                                                                       Executive
                                                                       Officer
Name                                                       Age         Since
-------------------------------------------------------------------------------
William J. Woodward                                        59          1989
  Chairman, President, and Chief Executive Officer
  Northway Financial, Inc. and The Berlin City Bank;
  and Chief Executive Officer and President, The
  Pemigewasset National Bank of Plymouth, New
  Hampshire

Mark C. Bechtold                                           48          2004
  Senior Vice President, Northway Financial, Inc.

Richard T. Brunelle                                        62          1996
  Senior Vice President, The Berlin City Bank and
  The Pemigewasset National Bank of Plymouth, New
  Hampshire

John A. Gobel                                              60          2004
  Senior Vice President, Northway Financial, Inc.

Ronald P. Goudreau                                         51          2003
  Senior Vice President, Northway Financial, Inc.,
  The Berlin City Bank, and The Pemigewasset
  National Bank of Plymouth, New Hampshire

Robert F. Howe                                             59          2003
  Senior Vice President, The Berlin City Bank and
  The Pemigewasset National Bank of Plymouth, New
  Hampshire

Richard P. Orsillo                                         55          2001
  Senior Vice President and Chief Financial Officer,
  Northway Financial, Inc., The Berlin City Bank and
  The Pemigewasset National Bank of Plymouth, New
  Hampshire

John H. Stratton, Jr.                                      58          1990
  Senior Vice President, Northway Financial, Inc.,
  The Berlin City Bank, and The Pemigewasset
  National Bank of Plymouth, New Hampshire

         William J. Woodward has served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company since 1997. In addition, he has served as President and Chief Executive Officer of BCB since 1994 and has served as Chairman of the Board of Directors of BCB since 1989. He became a Director of BCB in 1975. He has served as Chief Executive Officer of PNB since 2002, as President of PNB since 2004 and has served as a director of PNB since 1997.

         Mark C. Bechtold has served as Senior Vice President since February 2004 and is responsible for the Human Resources and Organizational Development division. Prior to joining the Company, he served as Vice President and Manager of Human Resources of WICOR Americas, Inc. from May 1998 through January 2004.

         Richard T. Brunelle has served as Senior Vice President of BCB since April 1996 and PNB since 2001 and is responsible for the Commercial Lending division. From 1991 until his promotion, Mr. Brunelle served BCB as Vice President and Senior Commercial Lender.

         John A. Gobel has served as Senior Vice President of Northway Financial, Inc. since September 2004 and is responsible for the Information Technology division. For the five years prior to joining the Company, Mr. Gobel served as Vice President, Senior Technology Officer for Camden National Bank

         Ronald P. Goudreau has served as Senior Vice President and Operations Officer of the Company since 2003. He is responsible for both deposit and loan operations. Prior to joining the Company, he served as Senior Compliance Examiner of the Federal Deposit Insurance Corporation since 1992.

         Robert F. Howe has served as Senior Vice President of BCB since October 1998 and is responsible for the consumer lending division. From 1998 until September 2004, he was responsible for the indirect lending division.

         Richard P. Orsillo has served as Senior Vice President and Chief Financial Officer of the Company, BCB and PNB since 2002. From December 1998 until his promotion he served as Vice President and Corporate Controller of the Company, BCB and PNB.

         John H. Stratton, Jr. has served as Senior Vice President of the Company since 2003 and is responsible for the retail banking division of both subsidiary banks. Prior to assuming this position he served as Senior Vice President of BCB since 1990 where he was responsible for the BCB retail banking division.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of April 01, 2005, the beneficial ownership of common stock by (i) each of the executive officers named under "Executive Compensation" below and (ii) all directors and executive officers as a group; and (iii) each person, including any group of persons, known by the Company to beneficially own five percent (5%) or more of the outstanding common stock. See "Information Concerning Directors and Nominees" above for the beneficial ownership of common stock by Mr. Adams and other directors of the Company.

                                       Shares of                 Percent of
                                       Common Stock               Shares of
                                       Beneficially              Common Stock
Name                                   Owned                     Ownership
-----------------------------------------------------------------------------
EXECUTIVE OFFICERS
William J. Woodward                       89,088                       5.91%
Richard T. Brunelle                        5,050                       ****
Richard P. Orsillo                         1,627                       ****
John H. Stratton, Jr.                      6,432                       ****
Mark C. Bechtold                              --                        n/a

DIRECTORS AND EXECUTIVE OFFICERS         247,790                      16.44%
  AS A GROUP (16 PERSONS)

**** Owns less than 1% of the Company's common stock.
 (1) Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Woodward (7,500 prior to June 15, 2009 and 8,500 prior to October 17, 2010), Mr. Brunelle (2,000 prior to June 15, 2009 and 3,000 prior to October 17, 2010), Mr. Orsillo (1,500 prior to October 17,
     2010), and Mr. Stratton (2,000 prior to June 15, 2009 and 3,000 prior to October 17, 2010). Additionally, included in the shares listed as "beneficially owned" and in the calculation of common stock ownership for directors and executive officers as a group there are 2,000 shares which other executive officers not listed have the right to acquire prior to October 17, 2010, pursuant to vested stock options granted under The Company's 1999 Stock Option and Grant Plan.

5% HOLDER

                                       Shares of                 Percent of
                                       Common Stock               Shares of
                                       Beneficially              Common Stock
Name and Address                       Owned(1)                  Ownership(1)
-------------------------------------------------------------------------------
1. Jeffrey L. Gendell(1)                  146,801                    9.74%
   55 Railroad Avenue, 3rd Floor
   Greenwich CT  06830

(1) Shares voting power through Tontine Financial Partners, L.P.; Tontine Management, L.L.C.; and Tontine Overseas Associates, L.L.C.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 2004, 2003, and 2002, of those persons who were, at December 31, 2004: (i) the chief executive officer of the Company and (ii) the other four most highly compensated executive officers (collectively, the "Named Executive Officers")

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation
                                       ----------------------
Name and                                                             Other(2)
Principal Position           Year         Salary     Bonus(1)      Compensation
-------------------------------------------------------------------------------
William J. Woodward          2004        $300,000    $  6,500         $ 5,125
  Chairman, President and    2003         276,000      30,520           4,000
  Chief Executive Officer    2002         262,500       5,700          25,735

Richard T. Brunelle          2004         132,269       2,645           3,307
  Senior Vice President      2003         125,193       5,008           2,408
  Berlin City Bank and The   2002         120,289       2,406           2,221
  Pemigewasset National
  Bank of Plymouth, New
  Hampshire

Richard P. Orsillo           2004         128,000       2,560           3,251
  Senior Vice President      2003         121,000       4,840           2,420
  and Chief Financial
  Officer                    2002         115,000       2,300           1,990

John H. Stratton, Jr.        2004         126,692       2,534           3,218
  Senior Vice President      2003         122,462       4,898           2,449
                             2002         117,423       2,348           2,348

Mark C. Bechtold             2004          96,923      10,098           1,159
  Senior Vice President      2003              --          --              --
                             2002              --          --              --

(1) The 2004 bonus granted to Mr. Bechtold includes an $8,000 one-time sign-on bonus.
(2) The compensation reported in this column is comprised of: (a) amounts allocated to the accounts of the Named Executive Officers in connection with the Company's Profit Sharing Plan. During 2004 the amounts allocated to the Company's Profit Sharing Plan were as follows: Mr. Woodward, $1,025; Mr. Brunelle, $661; Mr. Orsillo, $640; Mr. Stratton, $633 and Mr. Bechtold, $525. During 2003 and 2002 no amounts were allocated in connection with the Company's Profit Sharing Plan.; (b) employer matching contributions allocated to the accounts of the Named Executive Officers in connection with the Company's 401(k) Plan; and (c) with respect to Mr. Woodward, $7,015, which represents imputed income to Mr. Woodward associated with the term portion of a split-dollar life insurance arrangement for 2002. With respect to 2002, the reported compensation amount also includes $14,720, which amounts represent benefits to Mr. Woodward of the remainder of the premium payments by the Company under a split-dollar life insurance arrangement prior to enactment of the Sarbanes-Oxley Act on July 30, 2002. These amounts represent the interest the Company would have received had it loaned the premium amounts to Mr. Woodward at a market rate of interest. Effective May 29, 2003, the existing Executive Life program was terminated and replaced with a Supplemental Executive Retirement Plan (SERP), which is described under "Supplemental Executive Retirement Plan" below.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table shows stock option exercises by the Named Executive Officers during the fiscal year ended December 31, 2004. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of December 31, 2004. Also reported are the values for "in-the money" options, which represent the positive spread between the exercise price of any such existing options and the year-end closing price of the Company's common stock.

                                                                   Number of Securities      Value of Unexercised
                                                                   Underlying Unexercised    In-the-Money Options/
                                                                   Options/SARs at FY-       SARs at FY-End ($)
                        Shares Acquired    Value Realized(1)       End(#) Exercisable/       Exercisable/
Name                    On Exercise (#)          ($)               Unexercisable             Unexercisable(1)
-------------------------------------------------------------------------------------------------------------------
William J. Woodward           0                     0                  16,000/0             143,928/0
Richard T. Brunelle           0                     0                   5,000/0              46,825/0
Richard P. Orsillo            0                     0                   1,500/0              17,273/0
John H. Stratton, Jr.         0                     0                   5,000/0              46,825/0
Mark C. Bechtold              0                     0                       0/0                   0/0

(1) Calculated using a market price of $34.14 per share.

STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Company's common stock (assuming $100 was invested on September 30, 1997, the date when the Company's common stock became publicly traded, and all dividends were reinvested) against (i) the cumulative total return of the S&P Composite 500 Stock Index, and (ii) the NASDAQ Bank Stock Index.

                               [GRAPHIC OMITTED]

-----------------------------------------------------------------------------------------------------------
                      12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03  12/31/04
-----------------------------------------------------------------------------------------------------------
NWFI                 $100.00    $ 89.26    $ 86.73    $ 79.42    $101.46   $115.50    $129.67      $129.16
-----------------------------------------------------------------------------------------------------------
S&P 500               100.00     126.67     151.40     136.05     118.31     90.66      114.58      124.88
-----------------------------------------------------------------------------------------------------------
NASDAQ Bank Stocks    100.00     88.23      81.19      93.10      102.48     107.11     139.17      154.47
-----------------------------------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS

         Mr. Woodward has entered into an employment agreement with the Company. Pursuant to the employment agreement, he provides ongoing services to the Company on a full-time basis for a period of three years. This term is automatically renewed for a one year period commencing on each anniversary of the agreement unless either he or the Company gives written notice to the other electing not to extend the term. The employment agreement provides for annual base salaries that are subject to increase from time to time in the discretion of the Board of Directors. The employment agreement also provides that he is entitled to participate in any incentive or bonus program established by the Board of Directors, as well as other employee benefit plans which the Company may from time to time have in effect for all or most of its senior executives.

         In addition to certain confidentiality and non-compete provisions, the agreement provides that if Mr. Woodward is terminated from full-time employment with the Company without cause prior to the end of the respective term, then he will be entitled to receive his base salary at the rate then in effect and certain group health benefits for the remainder of such term (the "Termination Benefits Period"); provided, that in the event he commences any employment or self-employment during the Termination Benefits Period, the remaining amount of base salary due, for the period from the commencement of such employment or self-employment to the end of the Termination Benefit Period, will be reduced by one-half of the salary he receives from such employment or self-employment. In addition, if he receives benefits from such employment or self-employment comparable to those benefits provided by the Company, the continuation of group health benefits shall cease effective as of the date of commencement of such employment or self-employment.

         The employment agreement also provides for termination benefits if Mr. Woodward's employment with the Company is terminated under certain circumstances following a "change of control." If within 18 months following a change of control of the Company, his employment is terminated by the Company or its successor or by himself following the occurrence of certain adverse actions taken with respect to his employment, or if his employment is terminated without cause, the Company must, in lieu of any other termination benefits described above, pay to him (or his estate, if applicable) a lump-sum payment equal to 2.99 times his "base amount" (within the meaning of section 280G of the Internal Revenue Code of 1986, as amended).

KEY EMPLOYEE AGREEMENTS

         The Company and its subsidiaries have entered into Key Employee agreements with a number of the senior officers of the Company. These agreements provide for payments to the officer upon the officer's termination or resignation in connection with certain specified actions adverse to the officer's employment status following a change in control of the Company. The amount of such payments ranges from 1.0 to 1.5 times such officer's annual compensation.

PENSION PLANS

         The Company maintains a noncontributory defined benefit pension plan covering all full-time and part-time employees who work at least 1,000 hours, have completed one year of service and have attained the age of 21. Vesting will occur after 5 years, and age 65 will be the normal retirement age. Early retirement may be taken, however, after age 55.

         The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions available for the various levels of compensation and years of service, limited to 30. The figures in this table are calculated based on the sum of one percent of final average earnings up to a covered compensation limit, plus 0.65 percent of final average earnings in excess of covered compensation, times years of service since January 1, 1999, up to 30. Final average earnings are defined as the five consecutive years out of the employee's last ten years of employment during which compensation is highest. Covered compensation for the purpose of this calculation is currently $48,696.

       AVERAGE
    COMPENSATION                                 YEARS OF SERVICE
-------------------------------------------------------------------------------
                                 15              20            25           30+
-------------------------------------------------------------------------------
      $125,000              $26,190         $34,920       $43,649       $52,379
      $150,000               32,377          43,170        53,962        64,754
      $170,000               37,327          49,770        62,212        74,654
      $175,000               38,565          51,420        64,274        77,129
      $200,000               44,752          59,670        74,587        89,504
      $225,000               45,495          60,660        75,824        90,989
      $250,000               45,495          60,660        75,824        90,989

         The compensation used to determine retirement benefits under the pension plan is calculated on the same basis as compensation set forth in the Summary Compensation Table except that under federal tax laws a maximum of $210,000 of compensation may be recognized. Benefits payable under the plan are not offset by social security benefits. The Named Executive Officers have each been credited with six years of service since January 1, 1999 with the exception of Mr. Bechtold who has been credited with zero years of service. In addition, Mr. Brunelle and Mr. Stratton are entitled to receive a benefit from the pension plan based on the benefit formula and their compensation and service in effect as of December 31, 1998. The annual amount of this frozen benefit payable at age 65 in the form of a single life annuity is as follows:
Mr. Brunelle: $8,416 and Mr. Stratton: $13,433.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Effective May 29, 2003, the existing Executive Life program sponsored by the Company was terminated and replaced with a Supplemental Executive Retirement Plan (SERP). The existing Split Dollar Life Insurance policy designed to support the Executive Life program is now fully owned by Northway. This policy will be maintained by Northway and is used as the benchmark for the newly established SERP.

         This SERP is an "account balance" type plan designed to provide retirement income to Mr. Woodward. Pre-retirement, Northway credits the participant's account with a contribution at the end of each calendar year. Contributions to the account are equal to the excess (if any) of the gain in the associated life insurance contract over the cost of the funds expense as defined in the SERP. Contributions are not guaranteed by the Company.

         The total retirement SERP benefit is as follows: Upon Mr. Woodward's termination of employment for reasons other than death or for cause, the account balance is paid out to him in ten (10) equal annual installments on the first day of the month following the month in which employment is terminated. Upon death after retirement, the unpaid account balance, if any, is paid out in a lump sum to the named beneficiary. During retirement, an additional retirement payment, based on the policy gains associated with the prior calendar year, will also be paid on an annual basis until the executive's death. In the event of Mr. Woodward's death while employed by the Company, the SERP permits a death benefit of $2,000,000 be paid to his beneficiary.

         The SERP does not guarantee any benefit payment to Mr. Woodward. Any such payment is contingent upon the investment performance of the underlying Company-Owned Life Insurance contract. The potential benefit payment under the SERP could range from zero to a benefit that was deemed to be competitive with plans offered by other financial institutions. The actual benefit will depend upon when CEO Woodward retires and how the underlying insurance contract has performed.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding securities authorized for issuance under the Company's equity compensation plans as of December 31, 2004:

                                                                                          Number of securities
                                         Number of securities                             remaining available
                                         to be issued             Weighted-average        for future issuance under
                                         upon exercise of         exercise price of       equity compensation plans
                                         outstanding options,     outstanding options,    (excluding securities
Plan category                            warrants and rights      warrants and rights     reflected in column (a))
-------------                            ---------------------    --------------------    ------------------------
                                                 (a)                      (b)                      (c)
Equity compensation
  plans approved by
  security holders                                      38,000    $              24.96                      127,750
Equity compensation
  plans not approved
  by security holders                                        -                       -                            -
                                         ---------------------    --------------------     ------------------------
         Total                                          38,000    $              24.96                      127,750
                                         =====================    ====================     ========================

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

         The Board of Directors has established an Audit and Compliance Committee, whose members, as of December 31, 2004, are Arnold P. Hanson, Jr., Chairman; Frederick C. Anderson; Barry J. Kelly; and Brien L. Ward. The Board of Directors has determined that the members of the Audit and Compliance Committee are "independent" under the rules of the Nasdaq Stock Market.

         During 2004, the Audit and Compliance Committee reviewed and discussed the audited financial statements with the Company's management and discussed with Shatswell, MacLeod & Company, P.C., the Company's independent auditors, the matters required to be discussed by SAS No. 61 (Communication with Audit Committees) as amended by SAS No. 90 (Audit Committee Communications).

         In addition, the Audit and Compliance Committee has also received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standards No. 1 (Independence Discussions with the Audit Committee) and has discussed with the auditors their independence and received from the auditors disclosures regarding their independence.

         The Audit and Compliance Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, based on its review and the discussions described above.

         When considering the auditors' independence, the Company's Audit and Compliance Committee considered and concluded that the provision of the non-audit services above is compatible with maintaining the auditor's independence.

         Submitted by the members of the Audit and Compliance Committee.

        Arnold P. Hanson, Jr., Chairman                 Frederick C. Anderson
        Barry J. Kelley                                 Brien L. Ward

THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                        FEES PAID TO INDEPENDENT AUDITORS

The following table presents fees for professional audit services rendered by Shatswell, MacLeod & Company, P.C. for the audit of the Company's annual financial statements for 2004 and 2003, and fees billed for other services rendered by Shatswell, MacLeod & Company, P.C.

                                                         2004            2003
                                                         ----            ----
Audit Fees                                             $96,850          $84,900
Tax Fees                                                11,800           11,500
All Other Fees(1)                                        6,000            5,500

(1) Fees for certification of The Retirement Plan for the Employees of Northway Financial and for The Northway Financial, Inc. 401(k) and Profit Sharing Plan.

         The Audit and Compliance Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the applicable rules of the Securities and Exchange Commission or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimus" provision in 2004. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit and Compliance Committee at its first meeting following such decision

REPORT OF THE HUMAN RESOURCES, COMPENSATION AND NOMINATING COMMITTEE

GENERAL POLICIES

         The Board of Directors has established a Human Resources, Compensation, and Nominating Committee whose responsibility is to recommend to the Board of Directors the approval of: (i) programs relating to compensation and benefits for all employees; (ii) compensation levels for all executive officers, including the Chief Executive Officer, (iii) nomination of Directors to serve on the Board of Directors of the parent company and its subsidiaries, and (iv) remuneration of Directors for their service on the Boards of the parent company and its subsidiaries. The Committee also will approve all of the strategic objectives assigned to the Chief Executive Officer, and will monitor and track throughout each year the progress made by the Chief Executive Officer toward achievement of those objectives. As of the date of the Meeting, this Committee will be comprised of four outside Directors whom the Board of Directors has determined to be "independent" under the rules of the Nasdaq Stock Market.

         The base salary for the executive officers is set at an amount within an established salary range that reflects the executive's position, duties and level of responsibility. The salary range consists of minimum and maximum levels distributed around an average of base salaries paid to executives who hold substantially similar positions within a selected peer group. Any bonuses are designed to reward executives for performance and are based primarily on the Company's financial results.

CEO COMPENSATION

         In connection with Mr. Woodward's employment agreement described above, the Company engaged a bank compensation consultant to act as its advisor in the matter of executive compensation. This consultant specializes in compensation matters for New England financial institutions and maintains an extensive data base for banks in various asset size groups.

         Using a variety of established surveys concerning bank salaries, the Company's consultant recommended a competitive salary range for Mr. Woodward. In connection with Mr. Woodward's employment agreement, the consultant's recommendation was subsequently approved by the Board. In accordance with the General Policies summarized above, no incentive performance bonus was awarded to CEO Woodward for the year ended December 31, 2004. Bonus awards are based on a number of factors including growth, profitability, and the achievement of specific goals approved by the Board of Directors. In 2004, CEO Woodward recommended to the Board of Directors that no incentive bonus be paid to Management based upon the financial performance of the Company. The Board of Directors concurred.

         Submitted by the members of the Human Resources and Compensation Committee.

         Stephen G. Boucher, Chairman                Fletcher W. Adams
         Randall G. Labnon                           John H. Noyes

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has, during its ordinary course of business, made loans to directors and executive officers. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company has had (and expects to have in the future) banking transactions with directors, executive officers, principal stockholders, and their associates on the same terms (including interest rates and collateral on loans) as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The largest aggregate amount of such extensions of credit to directors, executive officers, principal stockholders, and their associates during the period of January 1, 2004 through December 31, 2004 was $658,975. The aggregate amount owing to the Company from such individuals on December 31, 2004 was $637,064, or 1.29% of stockholders' equity. As mentioned above, these loans were made on the same terms for comparable transactions with others.

     There were no executive officers or directors whose direct or indirect liability to the Company exceeded 10% of stockholders' equity at any time during the year.

     During 2004 the Company received services from certain directors and their affiliated business or professional entities, which either totaled $60,000 or represented more than 5% of that firm's gross revenue, as follows: New Hampshire Electric Cooperative, of which Frederick C. Anderson is President, provided electric services totaling $79,000.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Shatswell, MacLeod & Company, P.C. was the Company's independent auditing firm for 2004. Representatives of Shatswell, MacLeod & Company, P.C. are expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire. The firm of Shatswell, MacLeod & Company, P.C. has served as the Company's independent auditing firm since September 30, 1997.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and Regulations of the Securities and Exchange Commissions (the "SEC"), the Company's officers and directors must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. and furnish the Company with copies of all Section 16(a) reports they file. To our knowledge, John H. Noyes inadvertently failed to file a timely report on one occasion representing one transaction. A Form 5 relating to this transaction was subsequently filed.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

     A copy of the Company's Annual Report to Stockholders, including financial statements has been mailed to all stockholders of record as of the close of business on April 01, 2005. Any stockholder who has not received a copy of such Annual Report or would like to obtain a copy of the Company's Annual Report on Form 10-K may do so, free of charge, by writing to Richard P. Orsillo, Senior Vice President & Chief Financial Officer, c/o Northway Financial, Inc., 9 Main Street, Berlin, NH 03570. Alternatively, this report is available free of charge on the Company's website at www.northwayfinancialinc.com as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

     The Company's Bylaws provide that any director nominations and new business proposals intended to be submitted by stockholders in connection with an Annual Meeting of Stockholders must be filed, delivered to, or mailed to and received by, the Company at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date") or, in other words, no later than March 17, 2006 and no earlier than January 31, 2006; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such Annual Meeting and (2) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company. Any proposal should be sent to, and a copy of the applicable provision(s) of the Bylaws may be obtained, without charge, upon written request to, Joseph N. Rozek, Secretary, of the Company at its principal executive office in Berlin, New Hampshire. The proposal must also comply with the other requirements of the Company's Bylaws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

     In addition to the foregoing, in accordance with the rules of the SEC, any proposal that a stockholder intends to present at the annual meeting of stockholders in 2006 must be received by the Company not less than 120 calendar days prior to the anniversary date of the immediately preceding proxy statement, or December 19, 2005, to be eligible for inclusion in the proxy statement and form of proxy relating to such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy.

                                             By Order of the Board of Directors

                                         /s/ Joseph N. Rozek

                                             Joseph N. Rozek
                                             Secretary
Berlin, New Hampshire
April 18, 2005

                                                                 SKU# NRT-PS-05

                                   DETACH HERE                           ZNTH22

                                     PROXY

                           NORTHWAY FINANCIAL, INC.

                  9 MAIN STREET, BERLIN, NEW HAMPSHIRE 03570
                            PROXY FOR COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph N. Rozek and Richard P. Orsillo, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Northway Financial, Inc. ("Northway"), to be held at the Town & Country Motor Inn, Route 2, Shelburne, New Hampshire, on May 31, 2005 at 2:00 p.m., and at any adjournment or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment or postponement thereof. The undersigned revokes any proxy previously given in connection with such meeting and acknowledges receipt of Notice of the Annual Meeting of Stockholders and Northway's 2004 Annual Report to Stockholders.


-----------                                                         -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE
-----------                                                         -----------

NORTHWAY FINANCIAL, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                                  DETACH HERE                                                        ZNTH21


--   PLEASE MARK
X    VOTES AS IN
--   THIS EXAMPLE.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
INSTRUCTIONS ARE INDICATED, THE UNDERSIGNED'S VOTES WILL BE CAST "FOR" EACH OF SUCH MATTERS. PLEASE SIGN AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

1. Proposal to elect (01) Stephen G. Boucher, (02)                   Such other business as may properly come before the
   Barry J. Kelley and (03) Randall G. Labnon for a                  meeting or any adjournments or postponements thereof.
   three year term to continue until the 2008 Annual
   Meeting of Stockholders, and until the successor of
   each is duly elected and qualified.


  FOR       -------          WITHHELD    -------
  ALL                        FROM ALL
NOMINEES    -------          NOMINEES    -------


-------

-------
           -------------------------------------------

             For all nominees except as noted above

                                                                                                                         -----
                                                                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.
                                                                                                                         -----

                                                                     For joint accounts, each owner should sign. Executors,
                                                                     administrators, trustees, corporate officers and others
                                                                     acting in a representative capacity should give full
                                                                     title or authority.



Signature: ________________________ Date: ___________________  Signature: ____________________________ Date: ___________________